SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          Date of Report: May 15, 2000
                                  ------------


                           CARMAX AUTO RECEIVABLES LLC


             (Exact name of registrant as specified in its charter)


  United States                     333-79087                    54-1942944
  -------------                     ---------                    ----------
 (State or other                   (Commission                  (IRS Employer
  jurisdiction                      File No.)                Identification No.)
of incorporation)

4900 Cox Road, Suite 200, Glen Allen, Virginia                     23060
----------------------------------------------                     -----
 (Address of principal executive offices)                        (Zip Code)

        Registrant's telephone number, including area code: 804-935-4512


Item 5               Other Events.
                     -------------

                     The registrant distributed the Certificateholders Statement
                     for  the  month  of  April  2000  to  the   Series   1999-1
                     Certificateholders on May 15, 2000.





                                      - 1 -






Item 7(c).           Exhibits.
                     ---------

                    The  following  is filed as an exhibit to this report  under
                    Exhibit 28:

          99.1 Series 1999-1 Certificateholders Statement for the month of April 2000.






                                    Signature


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                        CARMAX AUTO RECEIVABLES LLC



                        By:       CARMAX AUTO SUPERSTORES, INC.,
                                  as Transferor and Servicer
                        By:
                                        Michael T. Chalifoux
                                  President and Assistant Secretary





Date:      May 15, 2000











                                       -2-
















                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549












                                    EXHIBITS
                                       TO
                                    FORM 8-K


                           CARMAX AUTO RECEIVABLES LLC











                                INDEX TO EXHIBITS



         Exhibit
         Number                       Exhibit


          99.1 Series 1999-1 Certificateholders Statement for the month of April 2000.